                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 10, 2000
                Date of Report (Date of earliest event reported)


                            Global TeleSystems, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                             0-23717                            94-3068423
    (State or other jurisdiction           (Commission File Number)                 (IRS Employer
         of incorporation)                                                       Identification No.)


                4121 Wilson Boulevard
                      8th Floor
                 Arlington, VA 22203                                           22203
       (Address of principal executive offices)                              (Zip Code)


                                 (703) 236-3100
              (Registrant's telephone number, including area code)

Item 5. Other Events

         On August 8, 2000, Global TeleSystems, Inc. (the "Company") announced its results of operations for the quarter ended June 30, 2000. The Company's press release announcing such results of operations is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits


Designation                         Description of Exhibit

99.1 Press release announcing results of operations for the quarter ended June 30, 2000 for Global TeleSystems, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Global TeleSystems, Inc.
                                       (Registrant)


                                       /s/ Arnold Y. Dean
                                       ------------------
Date:  August 10, 2000                 Arnold Y. Dean
                                       Vice President, Deputy General
                                       Counsel and Assistant Secretary

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
     99.1                  Press release announcing results of operations for
                           the quarter ended June 30, 2000 for Global
                           TeleSystems, Inc.